[front cover]

[SBMF logo]


                                  SMITH BARNEY
                             OREGON MUNICIPALS FUND

                                                              SPECIAL DISCIPLINE
                                                              SERIES

                                                              ANNUAL REPORT

                                                              APRIL 30, 2000


[Smith Barney Mutual Funds logo]



             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Smith Barney                                        [Photo of Heath B. McLendon
Oregon                                               Chairman]
Municipals
Fund                                                [Photo of Peter M. Coffey
                                                     Vice President]
Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Oregon Municipals Fund ("Fund") for the year ended April 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy.(1) A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance and Investment Strategy Update

For the year ended April 30, 2000, the Class A, B and L shares of the Fund, without sales charges, reported negative total returns of 3.01%, 3.52% and 3.55%, respectively. The Class A, B and L shares of the Fund, with sales charges, reported negative total returns of 6.87%, 7.66% and 5.43%, respectively. By comparison, the Fund's Lipper, Inc. peer group average posted a return of negative 3.16% for the same period. (Lipper, Inc. is a major fund-tracking organization.). Additional performance information can be found on pages five and six.

Over the twelve months covered by this report, the Fund distributed income dividends totaling $0.50 per Class A share. (Please note a portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").)

As of April 30, 2000, 85.1% of the Fund's holdings were rated investment grade. In addition, 31.7% of the Fund's portfolio was rated Aaa/AAA, the highest-quality bond rating by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service, two major credit rating agencies.

Municipal Bond Market and Economic Overview

The bond markets have changed dramatically over the past several years. In our view, one central theme of this change, which began following the Asian crisis in 1997, is that the capital markets can no longer rely on the U.S. Treasury markets
-----------------
(1) The information provided represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the portfolio.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            1
to provide a near-perfect "benchmark" of trends in interest rates. Before the Asian crisis, the capital markets relied on the U.S. Treasury market as a measure to determine what bonds "should" yield.

Under these changing conditions, it may therefore be more difficult for the Federal Reserve Board ("Fed") to moderate the growth of the economy, since long-term interest rates may not rise as the Fed puts upward pressure on short-term rates. The shape of the U.S. Treasury curve just six months ago was fairly "normal." (The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. A normal yield curve depicts a relationship whereby bonds with longer maturities have higher yields than bonds with shorter maturities.) Usually, long-term bonds are more volatile than short-term bonds because more risk is associated with those bonds with longer maturities.

As of this writing, yields on longer bonds are depressed by a growing bond shortage, as well as by expectations that the Fed may ultimately be successful in slowing the economy and diffusing inflationary pressures. The result is a negatively sloped yield curve for U.S. Treasuries -- instead of the usual upward-sloping curve. This unusual yield curve results from yields that rise steadily along with the maturity of Treasury bonds, the highest yields being associated with the shorter-term bonds.

The U.S. economy continues to generate remarkable non-inflationary growth. During the Fund's fiscal year, the Fed has increased short-term interest rates five times in the last ten months by a total of 125 basis points. (A basis point is 0.01% or one-hundredth of a percent.) At the Federal Open Market Committee meeting on May 16, 2000, the Fed raised interest rates an additional 50 basis points, with an indication of future rate increases to come if need be. (The Federal Open Market Committee is the committee that sets interest rates and credit policies for the Federal Reserve System.) The Fed remains committed to keeping pressure on borrowing costs until the U.S. economy slows to levels that keep inflation from accelerating.

During the period covered by this report, the municipal bond market performed competitively, particularly in comparison with non-U.S. Treasury taxable bond sectors. While municipals are unable to keep pace with decline in yield on U.S. Treasuries, they are clearly less volatile than many non-U.S. Treasury taxable bonds which are more susceptible to credit problems and capital market liquidity issues. In our view, the chief problem with municipal securities continues to be extremely tight supply. In fact, new issue volume in January 2000 was less than half of that sold in January 1999.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

While no guarantees can be given, we believe that short-term and intermediate-term municipal yields are likely to increase slightly because of:

   o The expected continuing increases in the federal funds rate which would put upward pressure on all short-term yields. (The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.);

   o A likely increase in municipal bond supply, which would be felt most dramatically in the supply of the short end of the yield curve; and

   o The yield on municipal bonds with longer maturities are not nearly as attractive as yields offered by short- and intermediate-term taxable bonds.

The last factor is particularly important in terms of the Fund's current investment strategy. While the U.S. Treasury yield curve has an inverted shape, with the highest yields in five years, the municipal yield curve has maintained a sharp positive slope. In fact, the difference in yield between 20-year and 30-year municipal bonds is only 10 basis points as of this writing.

Oregon Economic Highlights(2)

Our outlook for the state of Oregon is optimistic based on low levels of tax-supported debt and vibrant economic growth for the past several years. Moreover, this growth has helped the state to accommodate a mandated shift in school funding. Although Oregon's economic growth has slowed recently due in large part to the reduction of exports to Asia, we believe that growth should strengthen in the months and years ahead.

We think Oregon's financial condition should also remain strong. The state has continued to diversify its economy, effectively minimizing its past reliance on the lumber and wood industries. Growth is particularly evident in the high technology and trade and services areas and construction has been strong. For several years, the state has outperformed the nation in both employment and personal income. Oregon's rising standard of living has also attracted large numbers of new residents which in turn has helped the state to add to its strategic reserves.

Municipal Bond Market Outlook

In light of recent investor confusion and volatility in the bond markets, long-term municipal bond yields have not changed much in several months. We believe that the relative stability of many municipal bonds may offer investors stability in a highly volatile bond market (as well as the higher volatility that may be associated with other capital markets). Of course, no guarantees can be given that this relative stability will continue.

-----------------
(2) Source: Fitch IBCA, Inc., an internationally recognized rating organization

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            3

We also believe that Fed monetary policy action should be sufficient to slow the economy without triggering higher inflation. The good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a New Economy where technological advances can spur growth without inflationary pressures.

In our opinion, the recent rise in interest rates has created several buying opportunities. We believe that we can maintain a competitive level of tax-exempt income in the Fund consistent with prudent investing and careful assessment of credit quality. Yields on municipal securities have risen quite substantially and the long end of the yield curve continues to favor municipal bonds.

Although the bond markets remain unsettled, we maintain our positive long-term outlook for municipal securities for the following reasons:

   o Longer intermediate and long maturity yields remain very high relative to taxable counterparts. For example, some bonds are yielding roughly 95% to 100% of similar maturity U.S. Treasuries;

   o The municipal yield curve remains very steeply sloped, even as the U.S. Treasury yield curve is inverted; and

   o When the capital markets begin to believe that the Fed has achieved its goal of easing growth down to non-inflationary levels, bonds could rally and shortages of bonds with the best coupon structures and call provisions could eventually surface.

In closing, we would like to thank you for your investment in the Smith Barney Oregon Municipals Fund. We look forward to helping you achieve your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon                 /s/ Peter M. Coffey
    --------------------                  --------------------
    Heath B. McLendon                     Peter M. Coffey
    Chairman                              Vice President

May 18, 2000

--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                           -------------------------
                            Beginning        End          Income       Capital Gain       Total
Year Ended                   of Year       of Year      Dividends     Distributions     Returns(1)
--------------------------------------------------------------------------------------------------
4/30/00                    $10.87        $10.02        $0.50         $0.02             (3.01)%
--------------------------------------------------------------------------------------------------
4/30/99                     10.76         10.87         0.49          0.09              6.56
--------------------------------------------------------------------------------------------------
4/30/98                     10.27         10.76         0.52          0.00              9.97
--------------------------------------------------------------------------------------------------
4/30/97                     10.26         10.27         0.54          0.15              7.01
--------------------------------------------------------------------------------------------------
4/30/96                     10.09         10.26         0.54          0.06              7.70
--------------------------------------------------------------------------------------------------
Inception* - 4/30/95++       9.55         10.09         0.49          0.00             11.08+
--------------------------------------------------------------------------------------------------
Total                                                  $3.08         $0.32
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                           -------------------------
                            Beginning        End          Income       Capital Gain      Total
Year Ended                   of Year       of Year      Dividends     Distributions     Returns(1)
--------------------------------------------------------------------------------------------------
4/30/00                    $10.85        $10.00        $0.45         $0.02              3.52)%
--------------------------------------------------------------------------------------------------
4/30/99                     10.75         10.85         0.44          0.09              5.94
--------------------------------------------------------------------------------------------------
4/30/98                     10.26         10.75         0.47          0.00              9.43
--------------------------------------------------------------------------------------------------
4/30/97                     10.25         10.26         0.49          0.15              6.48
--------------------------------------------------------------------------------------------------
4/30/96                     10.09         10.25         0.49          0.06              7.09
--------------------------------------------------------------------------------------------------
Inception* - 4/30/95++       9.55         10.09         0.45          0.00             10.59+
--------------------------------------------------------------------------------------------------
Total                                                  $2.79         $0.32
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                           -------------------------
                            Beginning        End          Income       Capital Gain      Total
Year Ended                   of Year       of Year      Dividends     Distributions     Returns(1)
--------------------------------------------------------------------------------------------------
4/30/00                    $10.86        $10.01        $0.45         $0.02             (3.55)%
--------------------------------------------------------------------------------------------------
4/30/99                     10.76         10.86         0.44          0.09              5.90
--------------------------------------------------------------------------------------------------
4/30/98                     10.27         10.76         0.46          0.00              9.38
--------------------------------------------------------------------------------------------------
4/30/97                     10.26         10.27         0.48          0.15              6.43
--------------------------------------------------------------------------------------------------
Inception* - 4/30/96        10.28         10.26         0.47          0.06              4.99+
--------------------------------------------------------------------------------------------------
Total                                                  $2.30         $0.32
--------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            5

--------------------------------------------------------------------------------
 Average Annual Total Returns
--------------------------------------------------------------------------------

                                        Without Sales Charges(1)
                               -----------------------------------------
                                  Class A         Class B       Class L
-------------------------------------------------------------------------
Year Ended 4/30/00               (3.01)%         (3.52)%       (3.55)%
------------------------------------------------------------------------
Five Years Ended 4/30/00          5.55            4.99           N/A
------------------------------------------------------------------------
Inception* through 4/30/00        6.51++          5.96++        4.57
------------------------------------------------------------------------

                                          With Sales Charges(2)
                               ------------------------------------------
                                  Class A         Class B       Class L
-------------------------------------------------------------------------
Year Ended 4/30/00               (6.87)%         (7.66)%       (5.43)%
-------------------------------------------------------------------------
Five Years Ended 4/30/00          4.69            4.82           N/A
-------------------------------------------------------------------------
Inception* through 4/30/00        5.78++          5.96++        4.37
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Cumulative Total Returns
--------------------------------------------------------------------------------

                                             Without Sales Charges(1)
-------------------------------------------------------------------------
Class A (Inception* through 4/30/00)                 45.50%++
-------------------------------------------------------------------------
Class B (Inception* through 4/30/00)                 41.06++
-------------------------------------------------------------------------
Class L (Inception* through 4/30/00)                 24.84
-------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* The inception date for Class A and B shares is May 23, 1994 and May 16, 1995 for Class L shares.

++ Total return includes the effect of the cash contribution to capital from the investment adviser which was made on October 24, 1994. Without this cash contribution the total returns would have been:

                                                          Class A     Class B
--------------------------------------------------------------------------------
   Inception* through 4/30/95                              6.23%       5.55%
--------------------------------------------------------------------------------
   Inception* through 4/30/00:
    Average Annual Total Return Without Sales Charges      5.94%       5.31%
    Average Annual Total Return With Sales Charges         5.21        5.31
--------------------------------------------------------------------------------
   Cumulative Total Return                                40.88%      35.99%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance (unaudited)
--------------------------------------------------------------------------------

              Growth of $10,000 Invested in Class A and B Shares of
                     Smith Barney Oregon Municipals Fund vs.
                    the Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                             May 1994 -- April 2000

[tabular representation of mountain chart]

                                     SB Oregon           SB Oregon        Lehman Brothers
                                  Municipals Fund     Municipals Fund        Municipal
                                   Class A Shares     Class B Shares        Bond Index
5/23/94                               $ 9,598             $10,000             $10,000
4/95                                    9,822               9,762               9,830
4/96                                   10,662              10,609              10,574
4/97                                   11,389              11,385              11,289
4/98                                   11,483              11,442              11,414
4/99                                   12,062              12,109              11,932
4/30/00                                13,965*             14,106*             14,099


+ Hypothetical illustration of $10,000 invested in Class A and B shares on May
  23, 1994 (inception date), assuming deduction of the maximum 4.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 4.50% CDSC for Class B shares, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class of shares may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* This figure includes the effect of the cash contribution to capital from the investment adviser.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            7

--------------------------------------------------------------------------------
 Portfolio Highlights (unaudited)                                April 30, 2000
--------------------------------------------------------------------------------

Portfolio Breakdown

[tabular representation of pie chart]

Housing               28.2%
Transportation        11.7%
Life Care Systems      5.0%
Hospitals             11.4%
Water and Sewer        6.4%
Industrial Development 5.7%
General Obligation     4.0%
Utilities              6.7%
Education             11.3%
Tax Allocation         0.4%
Miscellaneous          9.2%


Summary of Investments by Combined Ratings

                        Standard &       Percentage of
 Moody's     and/or       Poor's       Total Investments
--------------------------------------------------------
   Aaa                     AAA                31.7%
    Aa                      AA                21.2
    A                       A                 13.5
   Baa                     BBB                18.7
    NR                      NR                14.9
                                             -----
                                             100.0%
                                             =====

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments                                         April 30, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING (a)                           SECURITY                           VALUE
----------------------------------------------------------------------------------------------
 Education -- 11.3%
  $1,000,000   AAA          Columbia County School District No. 502, FGIC-Insured,
                             zero coupon due 6/1/18                                  $ 348,750
     600,000   NR           Multnomah County Educational Facilities Revenue,
                             (University of Portland Project), 6.000% due 4/1/25       573,750
     750,000   Aaa*         Oregon Health Sciences, University Revenue, Capital
                             Appreciation, Series A, MBIA-Insured,
                             zero coupon due 7/1/21                                    213,750
                            Oregon State Health, Housing, Educational & Cultural
                             Facilities Authority, Series A:
     500,000   Baa1*          Linfield College Project, 5.500% due 10/1/18             458,125
     430,000   Aa3*           Oak Tree Foundation Project, 6.100% due 5/1/15           432,687
                              Western State Chiropractic, ACA-Insured:
     665,000   A               6.350% due 12/1/20                                      677,470
     545,000   A               6.350% due 12/1/25                                      548,406
     500,000   A            University of Virgin Islands, Refunding & Improvement
                             Bonds, Series A, ACA-Insured, 6.250% due 12/1/29          503,125
     100,000   AAA          Washington County School District No. 088J, (Sherwood
                             Project), FSA-Insured, 6.100% due 6/1/12                  103,125
----------------------------------------------------------------------------------------------
                                                                                     3,859,188
----------------------------------------------------------------------------------------------
General Obligation -- 4.0%
     500,000   AAA          Lane County Bethel, GO, School District No. 052,
                             FGIC-Insured, 6.400% due 12/1/09                          533,125
   1,000,000   AAA          Puerto Rico Commonwealth, GO, Public Improvement
                             Refunding Bonds, AMBAC-Insured, 4.500% due 7/1/23         817,500
----------------------------------------------------------------------------------------------
                                                                                     1,350,625
----------------------------------------------------------------------------------------------
 Hospitals -- 11.4%
                            Clackamas County Hospital Facility Authority Revenue:
   1,000,000   A             Kaiser Permanente Foundation, Series A,
                              5.375% due 4/1/14                                        937,500
   1,000,000   Baa1*         Williamette Falls Hospital Project, 6.000% due 4/1/19     903,750
     595,000   BBB+         Klamath Falls Inter-Community Hospital Authority
                             Revenue, (Gross-Merle West Medical Center Project),
                             7.100% due 9/1/24                                         600,950
     500,000   BBB-         Puerto Rico Industrial Tourist Education, Medical &
                             Environmental Control Facilities, (Ryder Memorial
                             Hospital Project), Series A, 6.700% due 5/1/24            481,250
   1,000,000   Aa3*         Umatilla County Hospital Facility Authority Revenue,
                             Catholic Health Initiatives, Series A,
                             5.750% due 12/1/20                                        966,250
----------------------------------------------------------------------------------------------
                                                                                     3,889,700
----------------------------------------------------------------------------------------------


                              See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            9

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                             April 30, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT    RATING (a)                            SECURITY                            VALUE
----------------------------------------------------------------------------------------------
Housing: Multi-Family -- 18.9%
$ 215,000    Aa2*         Oregon State Housing & Community Services, Housing
                           & Finance Revenue Bonds, Assisted or Insured
                           Multi-Unit Mortgages, Series A, FHA-Insured,
                           6.800% due 7/1/13                                         $ 220,644
                          Portland Housing Authority, Multi-Family Revenue:
  500,000    AA            Columbia Street Apartments Project, Series B, Asset
                            Guaranty, 5.500% due 12/1/21 (b)                           458,125
                           Series A:
  500,000    Aa1*           Cherry Blossom Apartments, GNMA-Collateralized,
                             6.100% due 12/20/26 (b)                                   505,625
1,000,000    Aa3*           Cherry Ridge Project, 6.250% due 5/1/12 (b)              1,011,250
  300,000    AAA            Sr. Lien Revenue, (Fairview Woods Project),
                             Pre-Refunded -- Escrowed with U.S. government
                             securities to 8/1/04 Call @ 100,
                             6.875% due 8/1/14 (c)                                     320,625
  270,000    AAA          Portland Multi-Family Revenue, Collins Circle Apartments,
                           FNMA-Collateralized, 5.125% due 6/1/21 (b)                  240,300
                          Washington County Housing Authority,
                           Multi-Family Revenue:
1,000,000    NR             Affordable Housing Pool, Series A,
                             6.000% due 7/1/20                                         911,250
1,000,000    Aa3*           Bethany Meadows Project, 6.250% due 8/1/13 (b)           1,008,750
  850,000    AAA            Terrace View Project, FNMA-Collateralized,
                             5.500% due 12/1/17 (b)                                    796,875
1,000,000    AAA            Tualatin Meadows Project, FNMA-Collateralized,
                             5.900% due 11/1/18 (b)                                    985,000
----------------------------------------------------------------------------------------------
                                                                                     6,458,444
----------------------------------------------------------------------------------------------
Housing: Single-Family -- 9.3%
                          Oregon State Housing & Community Services, Mortgage
                           Revenue Bonds, Single-Family Mortgage Program:
                            Series B:
1,000,000    Aa2*            6.875% due 7/1/28                                       1,032,500
1,000,000    Aa2*            6.250% due 7/1/29 (b)                                     998,750
  585,000    Aa2*           Series D, 6.500% due 7/1/24 (b)                            593,775
  315,000    AAA          Puerto Rico Housing Bank & Finance Agency,
                           Single-Family Mortgage Revenue, Affordable Housing
                           Mortgage-Portfolio I, GNMA/FNMA/FHLMC-
                           Collateralized, 6.250% due 4/1/29 (b)                       318,544
  240,000    AAA          Virgin Islands HFA, Single-Family Mortgage Revenue,
                           Program A, GNMA-Collateralized,
                           6.450% due 3/1/16 (b)                                       245,100
----------------------------------------------------------------------------------------------
                                                                                     3,188,669
----------------------------------------------------------------------------------------------

                          See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                             April 30, 2000
--------------------------------------------------------------------------------


     FACE
    AMOUNT     RATING (a)                           SECURITY                           VALUE
----------------------------------------------------------------------------------------------
Industrial Development -- 5.7%
                            Oregon State EDR:
 $ 1,000,000   Baa2*         Georgia-Pacific Corp., Series CVLII,
                              6.350% due 8/1/25 (b)                                  $ 963,750
   1,000,000   Baa1*         USG Corp. Project, Solid Waste Disposal, Series 192,
                              6.400% due 12/1/29 (b)                                   981,250
----------------------------------------------------------------------------------------------
                                                                                     1,945,000
----------------------------------------------------------------------------------------------
Life Care Systems -- 5.0%
     400,000   NR           Albany Hospital Facilities Authority Revenue, Mennonite
                             Home of Albany Inc., 5.900% due 10/1/20                   345,000
                            Clackamas County Hospital Facility Authority Revenue:
     500,000   NR            Robison Jewish Home Project, 6.250% due 10/1/28           441,875
   1,000,000   NR            Senior Living Facility Mary's Woods at Marylhurst,
                              Series A, 6.625% due 5/15/29                             913,750
----------------------------------------------------------------------------------------------
                                                                                     1,700,625
----------------------------------------------------------------------------------------------
Miscellaneous -- 9.2%
     110,000   A3*          Deschutes County COP, 5.000% due 6/1/16                     99,550
     345,000   NR           Lebanon Urban Renewal Agency, 5.500% due 6/1/14            331,631
                            Oregon State Bond Bank Revenue, Economic
                             Development Department, Series 1:
      50,000   A2*            6.700% due 1/1/15                                         52,312
     550,000   A2*            Pre-Refunded -- Escrowed with U.S. government
                               securities to 1/1/03 Call @ 102,
                               6.700% due 1/1/15 (c)                                   583,000
     500,000   Aaa*         Oregon State Department of Administrative Services,
                             COP, Series A, AMBAC-Insured, 6.250% due 5/1/17           526,250
                            Virgin Islands Public Finance Authority Revenue,
                             Series A:
   1,000,000   BBB-           Gross Receipts Taxes, 6.500% due 10/1/24               1,000,000
     500,000   A              Refunding Bonds, Sr. Lien, ACA-Insured,
                               5.500% due 10/1/18                                      450,625
     100,000   NR           Western Generation Agency, (Wauna Cogeneration
                             Project), Series B, 7.250% due 1/1/09 (b)                 103,000
----------------------------------------------------------------------------------------------
                                                                                     3,146,368
----------------------------------------------------------------------------------------------
Tax Allocation -- 0.4%
     125,000   A-           Medford Urban Renewal Agency, Tax Revenue, Series A,
                             5.875% due 9/1/10                                         126,406
----------------------------------------------------------------------------------------------
Transportation -- 11.7%
                            Port Portland Airport Revenue, Portland International
                             Airport:
     500,000   AAA            Series 12C, FGIC-Insured, 5.000% due 7/1/18 (b)          445,625
   1,000,000   AAA            Series B, AMBAC-Insured, 5.500% due 7/1/18 (b)           957,500

                          See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           11

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                             April 30, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING (a)                             SECURITY                        VALUE
----------------------------------------------------------------------------------------------
Transportation -- 11.7% (continued)
                            Puerto Rico Commonwealth Highway & Transportation
                             Authority, MBIA-Insured:
 $ 1,500,000   AAA            Highway Revenue, Series Y, 5.000% due 7/1/36         $ 1,306,875
   1,000,000   Aaa*           Transportation Revenue, Series A,
                               4.750% due 7/1/38                                       816,250
     500,000   Baa2*        Puerto Rico Port Authority Revenue, Special Facilities,
                             (American Airlines Project), Series A,
                             6.250% due 6/1/26 (b)                                     486,250
----------------------------------------------------------------------------------------------
                                                                                     4,012,500
----------------------------------------------------------------------------------------------
Utilities -- 6.7%
                            Guam Power Authority Revenue, Series A:
     500,000   BBB           6.300% due 10/1/22                                        526,875
   1,000,000   Aaa*          MBIA-Insured, 5.250% due 10/1/34                          890,000
   1,000,000   NR           Klamath Falls Electric Revenue Refunding, Sr. Lien,
                             Klamath Cogeneration, 6.000% due 1/1/25                   863,750
----------------------------------------------------------------------------------------------
                                                                                     2,280,625
----------------------------------------------------------------------------------------------
Water and Sewer -- 6.4%
     250,000   A+           Beavertown Water Revenue, Series 1994,
                             6.125% due 6/1/14                                         255,938
     360,000   A+           Clackamas County Service District No. 001, Sewer
                             Revenue, 6.375% due 10/1/14                               374,850
   1,000,000   Aaa*         Klamath Falls Wastewater Revenue, AMBAC-Insured,
                             5.500% due 6/1/25                                         953,750
     600,000   NR           Port Umatilla Water Revenue, 6.650% due 8/1/22 (b)         616,500
----------------------------------------------------------------------------------------------
                                                                                     2,201,038
----------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100%
                            (Cost--$34,460,213**)                                  $34,159,188
----------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed with U.S. government securities are considered by the investment advisor to be triple-A rated even if the issuer has not applied for new ratings.
**  The cost for Federal income tax purposes is $34,266,657.

    See pages 13 and 14 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.



--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           13

--------------------------------------------------------------------------------
 Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature--VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
 Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG   -- Association of Bay Area
           Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance
           Company
CHFCLI -- California Health Facility
           Construction Loan Insurance
CONNIE -- College Construction Loan
  LEE      Insurance Association
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
EDR    -- Economic Development Revenue
ETM    -- Escrowed To Maturity
FGIC   -- Financial Guaranty Insurance
           Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage
           Corporation
FLAIRS -- Floating Adjustable Interest
           Rate Securities
FNMA   -- Federal National Mortgage
           Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Financing Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage
           Association
GO     -- General Obligation
HDC    -- Housing Development
           Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development
           Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development
           Revenue
INFLOS -- Inverse Floaters
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors
           Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse
           Coupon Security
PCR    -- Pollution Control Revenue
PSF    -- Permanent School Fund
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt
           Securities
TAN    -- Tax Anticipation Notes
TECP   -- Tax-Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation
           Notes
SYCC   -- Structured Yield Curve
           Certificate
VA     -- Veterans Administration
VRDD   -- Variable Rate Daily
           Demand
VRWE   -- Variable Rate Wednesday
           Demand


--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities                             April 30, 2000
--------------------------------------------------------------------------------

ASSETS:
 Investments, at value (Cost -- $34,460,213)                         $34,159,188
 Interest receivable                                                     606,820
 Receivable for Fund shares sold                                             344
--------------------------------------------------------------------------------
 Total Assets                                                         34,766,352
--------------------------------------------------------------------------------
LIABILITIES:
 Payable to bank                                                       1,095,586
 Administration fees payable                                              57,266
 Dividends payable                                                        57,212
 Distribution fees payable                                                18,191
 Investment advisory fees payable                                         14,594
 Payable for Fund shares purchased                                         7,005
 Accrued expenses                                                         48,726
--------------------------------------------------------------------------------
 Total Liabilities                                                     1,298,580
--------------------------------------------------------------------------------
Total Net Assets                                                     $33,467,772
--------------------------------------------------------------------------------
NET ASSETS:
 Par value of shares of beneficial interest                          $     3,344
 Capital paid in excess of par value                                  34,528,189
 Undistributed net investment income                                      44,807
 Accumulated net realized loss from security transactions               (807,543)
 Net unrealized depreciation of investments                             (301,025)
--------------------------------------------------------------------------------
Total Net Assets                                                     $33,467,772
--------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              1,424,673
--------------------------------------------------------------------------------
  Class B                                                              1,619,625
--------------------------------------------------------------------------------
  Class L                                                                299,284
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                          $10.02
--------------------------------------------------------------------------------
  Class B *                                                               $10.00
--------------------------------------------------------------------------------
  Class L **                                                              $10.01
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
 Class A (net asset value plus 4.17% of net asset value per share)        $10.44
--------------------------------------------------------------------------------
 Class L (net asset value plus 1.01% of net asset value per share)        $10.11
--------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           15

--------------------------------------------------------------------------------
 Statement of Operations                      For the Year Ended April 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Interest                                                            $ 2,115,616
--------------------------------------------------------------------------------
EXPENSES:
 Distribution fees (Note 4)                                              161,794
 Investment advisory fees (Note 4)                                       108,347
 Administration fees (Note 4)                                             72,231
 Audit and legal                                                          31,002
 Shareholder and system servicing fees                                    26,550
 Shareholder communications                                               26,503
 Trustees' fees                                                           15,102
 Pricing service fees                                                      7,204
 Registration fees                                                         6,501
 Custody                                                                   2,100
 Other                                                                     9,099
--------------------------------------------------------------------------------
 Total Expenses                                                          466,433
 Less: Investment advisory and administration fee waivers (Note 4)       (54,173)
--------------------------------------------------------------------------------
 Net Expenses                                                            412,260
--------------------------------------------------------------------------------
Net Investment Income                                                  1,703,356
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 5):
 Realized Loss From Security Transactions
  (excluding short-term securities):
  Proceeds from sales                                                 30,733,707
  Cost of securities sold                                             31,587,270
--------------------------------------------------------------------------------
 Net Realized Loss                                                      (853,563)
--------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation (Depreciation) of Investments:
  Beginning of year                                                    1,898,002
  End of year                                                           (301,025)
--------------------------------------------------------------------------------
 Increase in Net Unrealized Depreciation                              (2,199,027)
--------------------------------------------------------------------------------
Net Loss on Investments                                               (3,052,590)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                               $(1,349,234)
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets               For the Years Ended April 30,
--------------------------------------------------------------------------------

                                                                        2000             1999
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                                              $ 1,703,356       $ 1,463,042
 Net realized gain (loss)                                              (853,563)          136,136
 Increase in net unrealized appreciation (depreciation)              (2,199,027)          430,108
-------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations                   (1,349,234)        2,029,286
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
 Net investment income                                               (1,661,721)       (1,479,516)
 Net realized gains                                                     (54,215)         (282,224)
-------------------------------------------------------------------------------------------------
Decrease in Net Assets From Distributions to Shareholders            (1,715,936)       (1,761,740)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
 Net proceeds from sale of shares                                     4,082,910         9,452,267
 Net asset value of shares issued for reinvestment of dividends       1,086,644         1,169,668
 Cost of shares reacquired                                           (7,620,619)       (3,077,154)
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From
  Fund Share Transactions                                            (2,451,065)        7,544,781
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    (5,516,235)        7,812,327
NET ASSETS:
 Beginning of year                                                   38,984,007        31,171,680
-------------------------------------------------------------------------------------------------
 End of year*                                                       $33,467,772       $38,984,007
-------------------------------------------------------------------------------------------------
* Includes undistributed net investment income:                     $    44,807       $     1,019
-------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           17

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Oregon Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security;
(f) direct expenses are charged to the Fund and each class; investment advisory, administration fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/ tax differences and income and gains available for distribution under income tax regulations. Accordingly, reclassifications were made from total paid-in capital to accumulated net realized gain and undistributed net investment income in the amounts of $46,020 and $2,153, respectively. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Oregon.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated


--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

4. Investment Advisory Agreement, Administration Agreement and Affiliated Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. SSBC waived $32,504 of the investment advisory fees for the Fund for the year ended April 30, 2000.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. SSBC waived $21,669 of its administration fees for the year ended April 30, 2000.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through April 30, 2000, the Fund paid transfer agent fees of $6,523 to CFTC.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.



--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           19

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the year ended April 30, 2000, SSB and CFBDS received sales charges of $13,000 and $7,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $43,000 and $4,000 for Class B and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the year ended April 30, 2000, total Distribution Plan fees incurred were:


                                              Class A      Class B       Class L
--------------------------------------------------------------------------------
Distribution Plan Fees                        $22,390      $115,959      $23,445
--------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.

5. Investments

During the year ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                            $29,263,351
--------------------------------------------------------------------------------
Sales                                                                 30,733,707
--------------------------------------------------------------------------------

At April 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:


--------------------------------------------------------------------------------
Gross unrealized appreciation                                          $ 611,849
Gross unrealized depreciation                                           (719,318)
--------------------------------------------------------------------------------
Net unrealized depreciation                                            $(107,469)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or


--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2000, the Fund had no open futures contracts.

7. Capital Loss Carryforward

At April 30, 2000, the Fund had, for Federal income tax purposes, approximately $435,000 of unused capital loss carryforwards available to offset future capital gains expiring April 30, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

8. Shares of Beneficial Interest

At April 30, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At April 30, 2000, total paid-in capital amounted to the following for each class:

                                      Class A          Class B         Class L
--------------------------------------------------------------------------------
Total Paid-in Capital               $14,641,518      $16,670,430      $3,219,585
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           21

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:



                                             Year Ended                        Year Ended
                                           April 30, 2000                    April 30, 1999
                                     --------------------------       --------------------------
                                      Shares           Amount          Shares           Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                           116,692       $ 1,210,347        340,767       $ 3,725,265
Shares issued on reinvestment          47,284           481,813         45,010           491,631
Shares reacquired                    (210,943)       (2,175,344)       (63,742)         (698,280)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (46,967)      $  (483,184)       322,035       $ 3,518,616
------------------------------------------------------------------------------------------------
Class B
Shares sold                           195,654       $ 2,010,892        395,222       $ 4,317,774
Shares issued on reinvestment          47,547           484,029         53,382           582,138
Shares reacquired                    (451,127)       (4,587,119)      (173,824)       (1,903,362)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (207,926)      $(2,092,198)       274,780       $ 2,996,550
------------------------------------------------------------------------------------------------
Class L+
Shares sold                            82,012       $   861,671        128,930       $ 1,409,228
Shares issued on reinvestment          11,849           120,802          8,787            95,899
Shares reacquired                     (85,135)         (858,156)       (43,294)         (475,512)
------------------------------------------------------------------------------------------------
Net Increase                            8,726       $   124,317         94,423       $ 1,029,615
------------------------------------------------------------------------------------------------

+ On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended April 30:

Class A Shares                          2000(1)         1999(1)           1998           1997          1996
------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                     $ 10.87          $ 10.76         $ 10.27        $10.26        $10.09
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(2)                  0.51             0.49            0.53          0.54          0.55
 Net realized and
   unrealized gain (loss)                 (0.84)            0.20            0.48          0.16          0.22
------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                         (0.33)            0.69            1.01          0.70          0.77
------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                    (0.50)           (0.49)          (0.52)        (0.54)        (0.54)
 Net realized gains                       (0.02)           (0.09)             --         (0.13)        (0.06)
 In excess of net realized gains             --               --              --         (0.02)           --
------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.52)           (0.58)          (0.52)        (0.69)        (0.60)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $ 10.02          $ 10.87         $ 10.76        $10.27        $10.26
------------------------------------------------------------------------------------------------------------
Total Return                              (3.01)%           6.56%           9.97%         7.01%         7.70%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $14,272          $15,994         $12,371        $9,769        $7,520
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                               0.83%            0.87%           0.65%         0.65%         0.66%
 Net investment income                     5.02             4.49            4.96          5.21          5.21
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      81%              28%             49%           37%           75%
------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser and administrator waived all or part of their fees for the five years ended April 30, 2000. In addition, the investment adviser has reimbursed the Fund for $53,166 and $85,446 in expenses for the years ended April 30, 1997 and 1996, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                                                        Expense Ratios
                             Per Share Decreases                                     Without Fee Waivers
                           to Net Investment Income                                   and Reimbursements
              ---------------------------------------------          -------------------------------------------------
               2000      1999      1998      1997      1996          2000       1999       1998       1997       1996
               ----      ----      ----      ----      ----          ----       ----       ----       ----       ----
  Class A     $0.02     $0.01     $0.05     $0.07     $0.11          0.98%      0.99%      1.12%      1.41%      1.75%



--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           23

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended April 30:

Class B Shares                           2000(1)          1999(1)         1998          1997           1996
------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                     $ 10.85          $ 10.75         $ 10.26       $ 10.25        $10.09
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(2)                  0.46             0.43            0.48          0.48          0.49
 Net realized and
   unrealized gain (loss)                 (0.84)            0.20            0.48          0.17          0.22
------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                         (0.38)            0.63            0.96          0.65          0.71
------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                    (0.45)           (0.44)          (0.47)        (0.49)        (0.49)
 Net realized gains                       (0.02)           (0.09)             --         (0.13)        (0.06)
 In excess of net realized gains             --               --              --         (0.02)           --
------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.47)           (0.53)          (0.47)        (0.64)        (0.55)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $ 10.00          $ 10.85         $ 10.75       $ 10.26        $10.25
------------------------------------------------------------------------------------------------------------
Total Return                              (3.52)%           5.94%           9.43%         6.48%         7.09%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $16,199          $19,833         $16,691       $13,184        $9,861
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                               1.35%            1.39%           1.17%         1.17%         1.21%
 Net investment income                     4.49             3.97            4.44          4.69          4.62
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      81%              28%             49%           37%           75%
------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser and administrator waived all or part of their fees for the five years ended April 30, 2000. In addition, the investment adviser has reimbursed the Fund for $53,166 and $85,446 in expenses for the years ended April 30, 1997 and 1996, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                                                         Expense Ratios
                            Per Share Decreases                                      Without Fee Waivers
                          to Net Investment Income                                    and Reimbursements
              ---------------------------------------------          -------------------------------------------------
               2000      1999      1998      1997      1996          2000       1999       1998       1997       1996
               ----      ----      ----      ----      ----          ----       ----       ----       ----       ----
  Class B     $0.02     $0.01     $0.05     $0.07     $0.11          1.49%      1.51%      1.63%      1.93%      2.29%



--------------------------------------------------------------------------------
                                              2000 Annual Report to Shareholders
24

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended April 30:

Class L Shares                                2000(1)     1999(1)(2)      1998          1997          1996(3)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $10.86        $10.76       $10.27        $10.26         $10.28
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(4)                       0.46          0.43         0.47          0.47           0.45
 Net realized and unrealized gain (loss)       (0.84)         0.20         0.48          0.17           0.06
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.38)         0.63         0.95          0.64           0.51
------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         (0.45)        (0.44)       (0.46)        (0.48)         (0.47)
 Net realized gains                            (0.02)        (0.09)          --         (0.13)         (0.06)
 In excess of net realized gains                  --            --           --         (0.02)            --
------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.47)        (0.53)       (0.46)        (0.63)         (0.53)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $10.01        $10.86       $10.76        $10.27         $10.26
------------------------------------------------------------------------------------------------------------
Total Return                                   (3.55)%        5.90%        9.38%         6.43%          4.99%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $2,997        $3,157       $2,110          $913           $614
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(4)                                    1.39%         1.43%        1.21%         1.21%          1.25%+
 Net investment income                          4.46          3.94         4.39          4.66           4.80 +
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           81%           28%          49%           37%            75%
------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) For the period from May 16, 1995 (inception date) to April 30, 1996.
(4) The investment adviser and administrator waived all or part of their fees for the four years ended April 30, 2000, and the period ended April 30, 1996. In addition, the investment adviser has reimbursed the Fund for $53,166 and $85,446 in expenses for the year ended April 30, 1997 and the period ended April 30, 1996, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                                                         Expense Ratios
                              Per Share Decreases                                     Without Fee Waivers
                            to Net Investment Income                                   and Reimbursements
               ---------------------------------------------          ---------------------------------------------------
                2000      1999      1998      1997      1996          2000       1999       1998       1997        1996
                ----      ----      ----      ----      ----          ----       ----       ----       ----        ----
  Class L      $0.02     $0.01     $0.04     $0.06     $0.10          1.53%      1.55%      1.67%      1.96%       2.38%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Smith Barney Oregon Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Oregon Municipals Fund as of April 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Oregon Municipals Fund as of April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                        /s/ KPMG LLP

New York, New York
June 12, 2000



--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended April 30, 2000:

    o 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


    o long-term capital gain distributions paid of $49,576.



--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           27

[back cover]

[Salomon Smith Barney Logo]

Trustees
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliott S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary


Investment Adviser
and Administrator
SSB Citi Fund Management LLC


Distributor
CFBDS, Inc.


Custodian
PFPC Trust Company


Transfer Agent
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of the shareholders of Smith Barney Oregon Municipals Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


Smith Barney
Oregon Municipals Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD0955 6/00